EXHIBIT 10.3

ASSIGNMENT AND ASSUMPTION OF PURCHASE AND SALE AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, STEADFAST ASSET HOLDINGS, INC., a California corporation (“Assignor”), hereby assigns to STAR MCGINNIS FERRY, LLC, a Delaware limited liability company (“Assignee”), all of Assignor’s rights and obligations under and in regard to that certain Purchase and Sale Agreement dated July 9, 2014 (as may have been amended or may hereafter be amended, the “Purchase Agreement”), between PPF AMLI 4021 McGinnis Ferry Road, LLC (“Seller”) and Assignor for the purchase and sale of that certain real property located in Suwannee, Gwinnett County, Georgia, as more particularly described in Exhibit A attached hereto (the “Property”).

Assignee hereby agrees to and shall assume, perform and be fully responsible for the performance of all of the obligations of Assignor under the Purchase Agreement; provided, however, that Assignor and Assignee shall be jointly and severally liable for all of the representations, warranties, indemnities, waivers, releases and other obligations and undertakings set forth in the Purchase Agreement until Closing (as defined in the Purchase Agreement) and Assignee shall be solely liable from and after Closing.

All of the provisions, covenants and agreements contained in the Assignment shall extend to and be binding upon the respective legal representatives, successors and assigns of Assignor and Assignee. This Assignment represents the entire agreement between Assignor and Assignee with respect to the subject matter of the Assignment, and all prior or contemporaneous agreements regarding such matters are hereby rendered null and void and of no force and effect.

(SIGNATURES APPEAR ON FOLLOWING PAGE)

WITNESS THE EXECUTION HEREOF, as of this 10th day of October, 2014.

ASSIGNOR:

STEADFAST ASSET HOLDINGS, INC.,
a California corporation

By:	/s/ Dinesh Davar
Name:	Dinesh Davar
Title:	Chief Financial Officer

ASSIGNEE:

STAR MCGINNIS FERRY, LLC,
a Delaware limited liability company

By:	Steadfast Apartment Advisor, LLC, a
Delaware limited liability company
Its:	Manager

By:	/s/ Kevin J. Keating
Name:	Kevin J. Keating
Title:	Treasurer

EXHIBIT A

PROPERTY

Tract I:

4025 McGinnis Ferry Road, Suwanee, Georgia 30024
Legal Description Phase I & II (Lot A)

All that tract of land in Land Lots 237 and 238 of the 7th District, Gwinnett County, City of Suwanee, Georgia, described as follows:

To find the True Point of Beginning, commence at a concrete right-of-way marker located at the intersection of the northwest right-of-way line of Scales Road (as established by right-of-way plans, Project No. 7023, Sheet No. 251, Drawing No. RW-05, dated November 11, 1997, with the northeast right-of-way line of McGinnis Ferry Road (variable right-of-way); running thence along the northeast right-of-way line of McGinnis Ferry Road the following courses and distances: (1) North 59 degrees 33 minutes 52 seconds West 140.93 feet to a 1/2-inch rebar set, and (2) along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of North 64 degrees 47 minutes 41 seconds West 406.41 feet) 406.73 feet to a 1/2-inch rebar set and the True Point of Beginning; from the True Point of Beginning as thus established, thence, leaving said right-of-way line, North 20 degrees 32 minutes 25 seconds East 86.61 feet to a 1/2-inch rebar set; thence along the arc of a curve to the right (which arc is subtended by a chord having a bearing and distance of North 31 degrees 02 minutes 59 seconds East 155.22 feet) 156.31 feet to a 1/2-inch rebar set; thence along the arc of a curve to the right (which arc is subtended by a chord having a bearing and distance of North 52 degrees 18 minutes 13 seconds East 80.88 feet) 81.25 feet to a 1/2-inch rebar set; thence along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of North 27 degrees 35 minutes 57 seconds East 104.56 feet) 111.04 feet to a 1/2-inch rebar set; thence along the arc of a curve to the right (which arc is subtended by a chord having a bearing and distance of North 17 degrees 56 minutes 07 seconds East, 33.23 feet) 34.27 feet to a 1/2-inch rebar set; thence North 42 degrees 28 minutes 37 seconds East 614.08 feet to a 1/2-inch rebar set; thence North 77 degrees 52 minutes 35 seconds East 489.70 feet to a 1/2-inch rebar set; thence North 31 degrees 44 minutes 03 seconds East 243.57 feet to a 1/2-inch rebar set; thence North 47 degrees 15 minutes 17 seconds West 854.61 feet to a 1/2-inch rebar set; thence North 78 degrees 50 minutes 22 seconds West 82.72 feet to a 1/2-inch rebar set; thence South 39 degrees 44 minutes 14 seconds West 466.42 feet to a 1/2-inch rebar set; thence South 53 degrees 45 minutes 59 seconds West 1001.42 feet to a 1/2-inch rebar set; thence North 36 degrees 14 minutes 01 second West 364.33 feet to a 1/2-inch rebar set; thence South 69 degrees 08 minutes 21 seconds West 144.34 feet to a point; thence South 86 degrees 56 minutes 33 seconds West 141.74 feet to a point; thence North 30 degrees 56 minutes 24 seconds West 34.94 feet to a point; thence South 59 degrees 03 minutes 00 seconds West 418.39 feet to a 1/2-inch rebar set on the northeast right-of-way line of said McGinnis Ferry Road; thence along the northeast right-of-way line of McGinnis Ferry Road the following courses and distances: (1) South 43 degrees 45 minutes 44 seconds East 54.15 feet to a point, (2) South 46 degrees 37 minutes 50 seconds East 509.57 feet to a right of way marker, (3) along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of South 51 degrees 11 minutes 35 seconds East 170.88 feet) 171.06 feet to a point, (4) along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of South 56 degrees 44 minutes 36 seconds East 36.42 feet) 36.42 feet to a 1/2-inch rebar set, (5) along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of South 64 degrees 15 minutes 36 seconds East 244.04 feet) 244.57 feet to a point, (6) South 70 degrees 48 minutes 11 seconds East 93.22 feet to a point, (7) South 70 degrees 48 minutes 11 seconds East 476.63 feet to a point, and (8) along the arc of a curve to the right (which arc is subtended by a chord having a bearing and distance of South 69 degrees 47 minutes 14 seconds East 105.56 feet) 105.57 feet to the True Point of Beginning, said tract containing approximately 44.21 acres.

Legal Description Phase III (Lot B):

All that tract of land in Land Lots 237 and 238 of the 7th District, Gwinnett County, City of Suwanee, Georgia, described as follows:

To find the True Point of Beginning, commence at a concrete right-of-way marker located at the intersection of the northwest right-of-way line of Scales Road (as established by right-of-way plans, Project No. 7023, Sheet No. 251, Drawing No. RW-05, dated November 11, 1997, with the northeast right-of-way line of McGinnis Ferry Road (variable right-of-way); running thence along the northeast right-of-way line of McGinnis Ferry Road, North 59 degrees 33 minutes 52 seconds West 140.93 feet to a 1/2-inch rebar set and the True Point of Beginning; from the True Point of Beginning as thus established, continuing thence along the northeast right-of-way line of McGinnis Ferry Road along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of North 64 degrees 47 minutes 41 seconds West 406.41 feet) 406.73 feet to a 1/2-inch rebar set; thence, leaving said right-of-way line, North 20 degrees 32 minutes 25 seconds East 86.61 feet to a 1/2-inch rebar set; thence along the arc of a curve to the right (which arc is subtended by a chord having a bearing and distance of North 31 degrees 02 minutes 59 seconds East 155.22 feet) 156.31 feet to a 1/2-inch rebar set; thence along the arc of a curve to the right (which arc is subtended by a chord having a bearing and distance of North 52 degrees 18 minutes 13 seconds East 80.88 feet) 81.25 feet to a 1/2-inch rebar set; thence along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of North 27 degrees 35 minutes 57 seconds East 104.56 feet) 111.04 feet to a 1/2-inch rebar set; thence along the arc of a curve to the right (which arc is subtended by a chord having a bearing and distance of North 17 degrees 56 minutes 07 seconds East, 33.23 feet) 34.27 feet to a 1/2-inch rebar set; thence North 42 degrees 28 minutes 37 seconds East 614.08 feet to a 1/2-inch rebar set; thence North 77 degrees 52 minutes 35 seconds East 489.70 feet to a 1/2-inch rebar set; thence North 31 degrees 44 minutes 03 seconds East 243.57 feet to a 1/2-inch rebar set; thence North 47 degrees 15 minutes 17 seconds West 854.61 feet to a 1/2-inch rebar set; thence North 78 degrees 50 minutes 22 seconds West 82.72 feet to a 1/2-inch rebar set; thence South 39 degrees 44 minutes 14 seconds West 466.42 feet to a 1/2-inch rebar set; thence South 53 degrees 45 minutes 59 seconds West 1001.42 feet to a 1/2-inch rebar set; thence North 36 degrees 14 minutes 01 second West 364.33 feet to a 1/2-inch rebar set; thence North 69 degrees 10 minutes 51 seconds East 18.66 feet to a 1/2-inch rebar set; thence South 86 degrees 53 minutes 16 seconds East 190.34 feet to a 1/2-inch rebar found; thence North 31 degrees 47 minutes 49 seconds West 36.71 feet to a 1/2-inch rebar found; thence North 31 degrees 23 minutes 29 seconds West 134.27 feet to a 1/2-inch rebar found; thence North 53 degrees 45 minutes 04 seconds East 880.42 feet to a 1/2-inch rebar found; thence South 30 degrees 15 minutes 00 seconds East 230.29 feet to a 1/2-inch rebar found; thence North 39 degrees 40 minutes 36 seconds East 392.49 feet to a 1/2-inch rebar found; thence South 78 degrees 50 minutes 27 seconds East 1199.31 feet to a 1/2-inch rebar found; thence South 47 degrees 14 minutes 52 seconds East 376.74 feet to a 1/2-inch rebar found; thence North 46 degrees 18 minutes 48 seconds East 74.95 feet to a 1/2-inch rebar set; thence South 40 degrees 07 minutes 34 seconds East 30.00 feet to a 1/2-inch rebar set, said 1/2-inch rebar set being located at or near the centerline of Scales Road; thence along the centerline of Scales Road, the following courses and distances: (1) along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of South 38 degrees 46 minutes 09 seconds West 220.78 feet) 222.17 feet to a point, (2) South 27 degrees 39 minutes 26 seconds West 185.53 feet to a point, (3) along the arc of a curve to the right (which arc is subtended by a chord having a bearing and distance of South 35 degrees 55 minutes 26 seconds West 274.60 feet) 275.55 feet to a point, (4) South 44 degrees 11 minutes 26 seconds West 321.03 feet to a point; thence leaving said centerline North 45 degrees 48 minutes 34 seconds West 25.00 feet to a point; thence South 44 degrees 11 minutes 26 seconds West 45.40 feet to a point; thence South 59 degrees 41 minutes 55 seconds West 39.97 feet to a point; thence along the arc of a curve to the right (which arc is subtended by a chord having a bearing and distance of South 49 degrees 02 minutes 28 seconds West 369.55 feet) 370.15 feet to a point; thence South 35 degrees 15 minutes 05 seconds East 10.50 feet to a point; thence along the arc of a curve to the right (which arc is subtended by a chord having a bearing and distance of South 55 degrees 44 minutes 41 seconds West 68.80 feet) 68.81 feet to a point; thence South 56 degrees 47 minutes 16 seconds West 190.60 feet to a point; thence along the arc of a curve to the left (which are is subtended by a chord having a bearing and distance of South 43 degrees 32 minutes 48 seconds West 110.73 feet) 110.86 feet to a point; thence along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of South 52 degrees 59 minutes 26 seconds West 178.55 feet) 178.62 feet to a 1/2-inch rebar set; thence along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of South 48 degrees 11 minutes 39 seconds West 141.31 feet) 141.34 feet to a 1/2-inch rebar set; thence South 47 degrees 43 minutes 25 seconds West 72.68 feet to a 1/2-inch rebar set; thence along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of South 40 degrees 36 minutes 18 seconds West 27.55 feet), 27.68 feet to the True Point of Beginning, said tract containing approximately 42.21 acres.